                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /    Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/    Definitive Proxy Statement
/ /    Definitive Additional Materials
/ /    Soliciting Material Pursuant to Section 240.14a-12

               THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/    No fee required.
/ /    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1)   Title of each class of securities to which transaction applies:
       (2)   Aggregate number of securities to which transaction applies:
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
       (4)   Proposed maximum aggregate value of transaction:
       (5)   Total fee paid:

/ /    Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)   Amount Previously Paid:
       (2)   Form, Schedule or Registration Statement No.:
       (3)   Filing Party:
       (4)   Date Filed:

================================================================================

               THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
                              466 LEXINGTON AVENUE
                                   16TH FLOOR
                            NEW YORK, NEW YORK 10017

                                   ----------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 10, 2006

                                   ----------

TO THE SHAREHOLDERS OF
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Meeting") of The Emerging Markets Telecommunications Fund, Inc. (the "Fund") will be held at the offices of Credit Suisse Asset Management, LLC ("CSAM"), 466 Lexington Avenue (between 45th and 46th Streets), 16th Floor, New York, New York 10017, on Friday, February 10, 2006 commencing at 4:00 p.m., New York time.

     The purpose of the Meeting is to consider and act upon the following proposal and to consider and act upon such other matters as may properly come before the Meeting or any adjournments thereof:

          (1)  To elect four (4) directors of the Fund.

     The close of business on January 11, 2006 has been fixed as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Meeting.

     This notice and related proxy material are first being mailed on or about January 19, 2006.

                                        By Order of the Board of Directors,

                                                /s/ Michael A. Pignataro

                                                 MICHAEL A. PIGNATARO
                                                       SECRETARY

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE MEETING. ACCORDINGLY, PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

Dated: January 19, 2006
New York, New York

                 (This page has been left blank intentionally.)

               THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
                              466 LEXINGTON AVENUE
                                   16TH FLOOR
                            NEW YORK, NEW YORK 10017

                             PROXY STATEMENT FOR THE
                         ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON FRIDAY, FEBRUARY 10, 2006

     This Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors (the "Board") of The Emerging Markets Telecommunications Fund, Inc. (the "Fund") for use at the Annual Meeting of Shareholders to be held at the offices of Credit Suisse Asset Management, LLC ("CSAM"), 466 Lexington Avenue (between 45th and 46th Streets), 16th Floor, New York, New York 10017 on Friday, February 10, 2006 (commencing at 4:00 p.m. New York time) and at any adjournments thereof (the "Meeting"). A Notice of Annual Meeting of Shareholders and a proxy card (the "Proxy") accompany this Proxy Statement. Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone, telegraph or personal interviews conducted by officers or employees of the Fund, CSAM, the investment adviser to the Fund, Bear Stearns Funds Management Inc., the administrator of the Fund ("Bear Stearns"), or D.F. King & Co., Inc. ("D.F. King"), a professional proxy solicitation firm that has been retained by the Fund for a fee not to exceed $1,500 plus all reasonable out of pocket expenses (i.e., shareholder telephone calls, etc.) incurred on behalf of the Fund. All costs of solicitation, including (a) printing and mailing of this Proxy Statement and accompanying material, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Fund's shares, (c) payment of D.F. King for its services in soliciting Proxies and (d) supplementary solicitations to submit Proxies, will be borne by the Fund. This Proxy Statement is expected to be mailed to shareholders on or about January
19, 2006.

     The principal executive office of CSAM is 466 Lexington Avenue, 16th Floor, New York, New York 10017. The principal executive office of Bear Stearns is 383 Madison Avenue, 23rd Floor, New York, New York 10179. Each of Credit Suisse Asset Management Limited, located at Level 32, Gateway, 1 Macquarie Place, Sydney, NSW 2000, and Credit Suisse Asset Management Limited, located at Beaufort House, 15 St. Botolph Street, London, EC3A 7JJ, serves as an investment sub-adviser to the Fund.

     The Fund's Annual Report containing audited financial statements for the fiscal year ended October 31, 2005 has been previously furnished to all shareholders of the Fund. It is not to be regarded as proxy-soliciting material.

     THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT AND ANY MORE RECENT SEMI-ANNUAL REPORT TO A SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE FUND BY CALLING 1-800-293-1232, BY WRITING TO THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC. C/O CREDIT SUISSE ASSET MANAGEMENT, LLC AT 466 LEXINGTON AVENUE, 16TH FLOOR, NEW YORK, NEW YORK 10017, OR AT THE WEBSITE OF CREDIT SUISSE ASSET MANAGEMENT, LLC AT www.credit-suisse.com/us. THESE REQUESTS WILL BE HONORED WITHIN THREE BUSINESS DAYS OF RECEIPT.

     Only shareholders can attend the Meeting and any adjournment or postponement thereof. To gain admittance, if you are a shareholder of record, you must bring a form of personal identification to the Meeting, where your name will be verified against our shareholder list. If a broker or other nominee holds your shares and you plan to attend the Meeting, you should bring a recent brokerage statement showing your ownership of the shares, as well as a form of personal identification. Shareholders who wish to vote in person at the Meeting must comply with all applicable conditions.

     If the enclosed Proxy is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked on the Proxy. If no instructions are marked on the Proxy, the Proxy will be voted "FOR" the election of the Fund's nominees for director. Any shareholder giving a Proxy has the power to revoke it by mail (addressed to the Secretary of The Emerging Markets Telecommunications Fund, Inc., c/o Credit Suisse Asset Management, LLC, 466 Lexington Avenue, New York, New York 10017) or in person at the Meeting by executing a superseding Proxy or by submitting a notice of revocation.

     A quorum of shareholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting, the holders of a majority of the shares present in person or by proxy will have the power to adjourn the Meeting, without notice other than an announcement at the Meeting, until the requisite number of shares entitled to vote at the Meeting is present. In the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of Proxies. Any such adjournment will require the affirmative vote of a majority of the Fund's shares represented at the Meeting in person or by proxy, and the persons named as proxies will vote those Proxies that they are entitled to vote "FOR" any proposal in favor of such adjournment and will vote those proxies required to be voted "AGAINST" any proposal against any such adjournment. Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned Meeting must take place not more than 120 days after the record date. At such adjourned Meeting, any business may be transacted which might have been transacted at the original Meeting. If a quorum is present, a shareholder vote may be taken on one or more of the proposals in the Proxy Statement prior to any adjournment if sufficient votes have been received and it is otherwise appropriate.

     For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. Accordingly, shareholders are urged to forward their voting instructions promptly.

     CSAM and its affiliates have advised the Fund that they intend to vote the shares over which they have voting power at the Meeting, including shares that are held directly or on behalf of employees, in the manner instructed by the customers or employees for which such shares are held.

     The election of a Director requires that the successful candidate receive a plurality of votes cast at the Meeting in person or by proxy. Because abstentions and broker non-votes are not treated as shares voted, any abstentions and broker non-votes would have no impact on Proposal 1.

     The Fund has one class of shares of capital stock, par value $0.001 per share (the "Shares"). On the record date, January 11, 2006, there were 8,629,261 Shares issued and outstanding. Each Share is entitled to one vote at the Meeting, and fractional Shares are entitled to proportionate shares of one vote.

     In order that your Shares may be represented at the Meeting, you are requested to:
     --indicate your instructions on the Proxy;
     --date and sign the Proxy;
     --mail the Proxy promptly in the enclosed envelope; and --allow sufficient time for the Proxy to be received and processed on or before 4:00 p.m. on February 10, 2006.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

     The only proposal to be submitted at the Meeting will be the election of four (4) Directors of the Fund to hold office for the term set forth below and until their respective successors are elected and qualified.

     The Board of Directors (the "Board") is divided into three classes, each class having a term of no more than three years. Each year the term of office of one class expires and the successor or successors elected to such class will serve for a two- or three-year term.

     Walter Eberstadt, Phillip Goldstein, Steven N. Rappaport and Martin M. Torino have each been nominated for election to the Board of Directors for the class and term as set forth opposite his name below:

               Walter Eberstadt         Class II       Three-year term to expire at the 2009 Annual
                                                       Meeting of Shareholders

               Phillip Goldstein        Class I        Two-year term to expire at the 2008 Annual
                                                       Meeting of Shareholders

               Steven N. Rappaport      Class II       Three-year term to expire at the 2009 Annual
                                                       Meeting of Shareholders

               Martin M. Torino         Class I        Two-year term to expire at the 2008 Annual
                                                       Meeting of Shareholders

     If elected to the Board of Directors, each nominee will serve until his term expires and until his successor is elected and duly qualified, provided that Mr. Eberstadt will serve his term as a Director subject to the Nominating Committee's annual waiver of the retirement policy with respect to him. The Board of Directors has adopted a retirement policy under which all members of the Board of Directors are required to retire at the Board meeting next following the date they reach the age of 72. The Nominating Committee has waived the retirement policy with respect to Mr. Eberstadt through the last regular Board meeting of 2006.

     Messrs. Eberstadt, Goldstein, Rappaport and Torino have each indicated an intention to continue to serve if elected and have each consented to being named in this Proxy Statement.

     The following tables set forth certain information regarding the nominees for election to the Board, directors whose terms of office continue beyond the Meeting, and the officers of the Fund. The current terms of office of the Fund's officers will end at the Board of Directors' meeting next following the Meeting.

                                                                                                  NUMBER OF
                                                                                                PORTFOLIOS IN
                                                                                                    FUND
                                      POSITION(S)    TERM OF OFFICE AND        PRINCIPAL           COMPLEX
          NAME, ADDRESS,               HELD WITH       LENGTH OF TIME        OCCUPATION(S)        OVERSEEN     OTHER DIRECTORSHIPS
        AND DATE OF BIRTH                FUND              SERVED         DURING PAST 5 YEARS    BY DIRECTOR    HELD BY DIRECTOR
        -----------------             -----------    ------------------   -------------------   -------------  -------------------
NON-INTERESTED NOMINEES:

Walter Eberstadt                    Director;        Since 2005;         Limited Managing             1        None
   Lazard Freres & Co.              Nominating and   current term ends   Director in Lazard
   30 Rockefeller Plaza             Audit            at the 2006         Freres & Co. since
   New York, NY 10020               Committee        annual meeting*     1969
   Date of Birth: 07/15/21          Member

----------
  * If elected, Mr. Eberstadt will serve his term as a Director subject to the Nominating Committee's annual waiver of the retirement policy with respect to him.

                                                                                                  NUMBER OF
                                                                                                PORTFOLIOS IN
                                                                                                    FUND
                                      POSITION(S)    TERM OF OFFICE AND        PRINCIPAL           COMPLEX
          NAME, ADDRESS,               HELD WITH       LENGTH OF TIME        OCCUPATION(S)        OVERSEEN     OTHER DIRECTORSHIPS
        AND DATE OF BIRTH                FUND              SERVED         DURING PAST 5 YEARS    BY DIRECTOR    HELD BY DIRECTOR
        -----------------             -----------    ------------------   -------------------   -------------  -------------------
Phillip Goldstein                   Director;        Since 2005;         Investment Adviser,          2        Director of
   Opportunity Partners L.P.        Nominating and   current term ends   Opportunity Partners                  Brantley Capital
   60 Heritage Drive                Audit            at the 2006         L.P. since 1992                       Corporation;
   Pleasantville, New York          Committee        annual meeting                                            Director of The
   10570                            Member                                                                     Mexico Equity and
   Date of Birth: 01/28/45                                                                                     Income Fund

Steven N. Rappaport                 None             N/A                 Partner of Lehigh           46        Director of
   Lehigh Court, LLC                                                     Court, LLC and RZ                     Presstek, Inc. (a
   40 East 52nd Street                                                   Capital (private                      digital imaging
   New York, New York 10022                                              investment firms)                     technologies
   Date of Birth: 07/10/48                                               from July 2002 to                     company); Director
                                                                         present; Transition                   of Wood Resources,
                                                                         Adviser to SunGard                    LLC (a plywood
                                                                         Securities Finance,                   manufacturing
                                                                         Inc. from February                    company)
                                                                         2002 to July 2002;
                                                                         President of
                                                                         SunGard Securities
                                                                         Finance, Inc. from
                                                                         2001 to February
                                                                         2002; President of
                                                                         Loanet, Inc. (an
                                                                         on-line accounting
                                                                         service) from 1997
                                                                         to 2001

Martin M. Torino                    Director;        Since 1993;         Chief Executive              3        None
   c/o Credit Suisse Asset          Nominating and   current term ends   Officer and Director
   Management, LLC                  Audit            at the 2006         of Celsur Logistica
   Attn: General Counsel            Committee        annual meeting      S.A. (Logistics)
   466 Lexington Avenue             Member                               since 2002; Chairman
   New York, New York                                                    of the Board of
   10017-3140                                                            Ingenio y Refineria
   Date of Birth: 08/14/49                                               San Martin Del
                                                                         Tabacal S.A. (sugar
                                                                         refinery) from
                                                                         August 1996 to 2000

                                                                                                  NUMBER OF
                                                                                                PORTFOLIOS IN
                                                                                                    FUND
                                      POSITION(S)    TERM OF OFFICE AND        PRINCIPAL           COMPLEX
          NAME, ADDRESS,               HELD WITH       LENGTH OF TIME        OCCUPATION(S)        OVERSEEN     OTHER DIRECTORSHIPS
        AND DATE OF BIRTH                FUND              SERVED         DURING PAST 5 YEARS    BY DIRECTOR    HELD BY DIRECTOR
        -----------------             -----------    ------------------   -------------------   -------------  -------------------
NON-INTERESTED DIRECTORS:

Enrique R. Arzac**                  Chairman of      Since 1996;         Professor of Finance        47        Director of The
   c/o Credit Suisse Asset          the Board;       current term ends   and Economics,                        Adams Express
   Management, LLC                  Nominating       at the 2007         Graduate School of                    Company (a
   Attn: General Counsel            Committee        annual meeting      Business, Columbia                    closed-end
   466 Lexington Avenue             Chairman and                         University since                      investment
   New York, New York               Audit                                1971                                  company); Director
   10017-3140                       Committee                                                                  of Petroleum and
   Date of Birth: 10/02/41          Member                                                                     Resources
                                                                                                               Corporation (a
                                                                                                               closed-end
                                                                                                               investment
                                                                                                               company)

James J. Cattano                    Director;        Since 1993;         President, Primary           4        None
   c/o Primary Resources, Inc.      Nominating       current term ends   Resources Inc. (an
   55 Old Field Point Road          Committee        at the 2007         international
   Greenwich, CT 06830              Member and       annual meeting      trading and
   Date of Birth: 06/24/43          Audit                                manufacturing
                                    Committee                            company specializing
                                    Chairman                             in the sale of
                                                                         agricultural
                                                                         commodities
                                                                         throughout Latin
                                                                         American markets)
                                                                         since October 1996

----------
 ** Effective December 6, 2005, Enrique R. Arzac was appointed as Chairman of the Board. Michael E. Kenneally, who previously held this position, resigned effective December 6, 2005.

                                    OFFICERS

         NAME, ADDRESS,              POSITION(S) HELD
        AND DATE OF BIRTH                WITH FUND          LENGTH OF TIME SERVED     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
        -----------------            ----------------       ---------------------     -------------------------------------------
Steven B. Plump***                 Chief Executive        Since 2005                 Managing Director of CSAM; Associated with
   Credit Suisse Asset             Officer and                                       CSAM or its predecessor since 1995; Officer
   Management, LLC                 President                                         of other Credit Suisse Funds
   466 Lexington Avenue
   New York, New York
   10017-3140
   Date of Birth: 02/08/59


----------
*** Effective July 31, 2005, Steven B. Plump was appointed as Chief Executive
    Officer and President of the Fund. Michael E. Kenneally, who previously held these positions, resigned effective July 31, 2005.

         NAME, ADDRESS,              POSITION(S) HELD
        AND DATE OF BIRTH                WITH FUND          LENGTH OF TIME SERVED     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
        -----------------            ----------------       ---------------------     -------------------------------------------
Neil Gregson                       Chief Investment       Since 2005                 Managing Director of Credit Suisse Asset
   c/o Credit Suisse Asset         Officer                                           Management Limited ("CSAML"); Associated
   Management, LLC                                                                   with CSAML since 1990
   466 Lexington Avenue
   New York, New York
   10017-3140
   Date of Birth: 05/10/62

Jonathan S. Ong                    Investment Officer     Since 2005                 Director of Credit Suisse Asset Management
   c/o Credit Suisse Asset                                                           Limited (Australia); Associated with CSAML
   Management, LLC                                                                   since 1999
   466 Lexington Avenue
   New York, New York
   10017-3140
   Date of Birth: 08/03/67

Michael A. Pignataro               Chief Financial        Since 1993                 Director and Director of Fund Administration
   Credit Suisse Asset             Officer and                                       of CSAM; Associated with CSAM or its
   Management, LLC                 Secretary                                         predecessor since 1984; Officer of other
   466 Lexington Avenue                                                              Credit Suisse Funds
   New York, New York
   10017-3140
   Date of Birth: 11/15/59

Emidio Morizio                     Chief Compliance       Since 2004                 Director and Global Head of Compliance of
   Credit Suisse Asset             Officer                                           CSAM since July 2000; Vice President and
   Management, LLC                                                                   Director of Compliance of Forstmann-Leff
   466 Lexington Avenue                                                              Associates from 1998 to June 2000; Officer
   New York, New York                                                                of other Credit Suisse Funds
   10017-3140
   Date of Birth: 09/21/66

Ajay Mehra                         Chief Legal Officer    Since 2004                 Director and Head of Legal Americas
   Credit Suisse Asset                                                               (Traditional Asset Management and Hedge Funds
   Management, LLC                                                                   of CSAM since September 2004; Senior Associate
   466 Lexington Avenue                                                              of Shearman & Sterling LLP from September 2000
   New York, New York                                                                to September 2004; Senior Counsel of the SEC
   10017-3140                                                                        Division of Investment Management from June
   Date of Birth: 08/14/70                                                           1997 to September 2000; Officer of other
                                                                                     Credit Suisse Funds

J. Kevin Gao                       Senior Vice            Since 2004                 Director and Legal Counsel of CSAM; Associated
   Credit Suisse Asset             President                                         with CSAM since July 2003;  Associated with the
   Management, LLC                                                                   law firm of Willkie Farr & Gallagher LLP from
   466 Lexington Avenue                                                              1998 to 2003; Officer of other Credit Suisse
   New York, New York                                                                Funds
   10017-3140
   Date of Birth: 10/13/67


         NAME, ADDRESS,              POSITION(S) HELD
        AND DATE OF BIRTH                WITH FUND          LENGTH OF TIME SERVED     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
        -----------------            ----------------       ---------------------     -------------------------------------------

Robert Rizza                       Treasurer              Since 1999                 Vice President of CSAM; Associated with CSAM
   Credit Suisse Asset                                                               since 1998; Officer of other Credit Suisse
   Management, LLC                                                                   Funds
   466 Lexington Avenue
   New York, New York
   10017-3140
   Date of Birth: 12/09/65

     Set forth in the table below is the dollar range of equity securities in the Fund and the aggregate dollar range of equity securities in the CSAM Family of Closed-End Investment Companies (as defined below) beneficially owned by each Director.

                                                                       AGGREGATE DOLLAR RANGE OF EQUITY
                                                                      SECURITIES IN ALL FUNDS OVERSEEN BY
                                                                            DIRECTOR OR NOMINEE IN
                                 DOLLAR RANGE OF EQUITY SECURITIES         CSAM FAMILY OF CLOSED-END
NAME OF DIRECTOR OR NOMINEE              IN THE FUND*(1)                  INVESTMENT COMPANIES*(1)(3)
---------------------------      ---------------------------------    -----------------------------------
NON-INTERESTED NOMINEES:
Walter Eberstadt(2)                              C                                    C
Phillip Goldstein                                E                                    E
Steven N. Rappaport(2)                           A                                    E
Martin M. Torino(2)                              C                                    D

NON-INTERESTED DIRECTORS:
Enrique R. Arzac(2)                              C                                    E
James J. Cattano(2)                              E                                    E

----------
*    Key to Dollar Ranges:
       A.   None
       B.   $1 - $10,000
       C.   $10,001 - $50,000
       D.   $50,001 - $100,000
       E.   over $100,000

(1) This information has been furnished by each Director as of December 31, 2005. "Beneficial Ownership" is determined in accordance with Rule 16a-1(a)(2) promulgated under the Securities Exchange Act of 1934 (the "1934 Act").

(2) Each of Messrs. Eberstadt, Rappaport, Torino, Arzac and Cattano owns less than 1% of the Fund's outstanding equity securities.

(3) "CSAM Family of Closed-End Investment Companies" means those registered investment companies that share CSAM as the investment adviser and that hold themselves out to investors as related companies for purposes of investment and investor services.

     As of December 31, 2005, neither the non-interested nominees for election to the Board of the Fund, nor the other Non-Interested Directors nor their immediate family members owned beneficially or of record any class of securities in CSAM or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with CSAM.

     During the fiscal year ended October 31, 2005, each Director who was not a director, officer, partner, co-partner or employee of CSAM, the Administrator or any affiliate thereof, received an annual fee of $5,000 and $500 for each meeting of the Board attended by him and was reimbursed for expenses incurred in connection with his attendance at the Fund's Board meetings. The total remuneration paid or accrued by the Fund during the fiscal year ended October 31, 2005 to all such unaffiliated Directors was $48,000. Each Director entitled to a fee from the Fund receives fifty percent of his annual fee in the form of Fund shares purchased by the Fund's transfer agent in the open market on his behalf.

     During the fiscal year ended October 31, 2005, the Board convened six times. Each Director attended at least seventy-five percent of the aggregate number of meetings of the Board and any committees on which he served during the period for which he was a Director.

     Messrs. Arzac, Cattano, Eberstadt, Goldstein and Torino constitute the Fund's Audit Committee, which is composed of Directors who are not interested persons of the Fund and who are independent (as such term is defined by the listing standards of the New York Stock Exchange, Inc. (the "NYSE")). The Audit Committee convened five times during the fiscal year ended October 31, 2005. The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Fund.

     Messrs. Arzac, Cattano, Eberstadt, Goldstein and Torino constitute the Fund's Nominating Committee, which is composed of Directors who are Non-Interested Directors of the Fund and who are independent (as such term is defined by the listing standards of the NYSE). The Nominating Committee met five times during the fiscal year ended October 31, 2005. At a meeting of the Nominating Committee held on December 6, 2005, the Nominating Committee nominated each of Messrs. Goldstein and Torino for a two-year term and each of Messrs. Eberstadt and Rappaport for a three-year term. The Nominating Committee selects and nominates new Directors. The Nominating Committee will consider nominees recommended by shareholders should a vacancy arise. Recommendations should be submitted in writing to the Nominating Committee in care of the Secretary of the Fund. The Board has adopted a Nominating Committee Charter (a copy of which was included as Appendix B to the Fund's proxy statement dated February 23, 2004). In nominating candidates, the Committee shall take into consideration such factors as it deems appropriate. These factors may include judgment, skill, diversity, experience with investment companies and other organizations of comparable purpose, complexity, size and subject to similar legal restrictions and oversight, the interplay of the candidate's experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees thereof.

     The Fund does not have a Compensation Committee.

OTHER BOARD-RELATED MATTERS

     Shareholders who wish to send communications to the Board should send them to the address of the Fund and to the attention of the Board. All such communications will be directed to the Board's attention.

     The Fund does not have a formal policy regarding Board member attendance at the Annual Meeting of Shareholders.

                             AUDIT COMMITTEE REPORT

     Pursuant to the Audit Committee Charter adopted by the Board (a copy of which was included as Appendix C to the Fund's proxy statement dated February 23, 2004), the Audit Committee is responsible for conferring with the Fund's independent registered public accounting firm, reviewing annual financial statements, approving the selection of the Fund's independent registered public accounting firm and overseeing the Fund's internal controls. The Fund's Audit Committee charter also contains provisions relating to the pre-approval by the Audit Committee of certain non-audit services to be provided by the Fund's independent registered public accounting firm to the Fund and to CSAM and certain of its affiliates. The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Fund. The independent registered public accounting firm is responsible for planning and carrying out the proper audits and reviews of the Fund's financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

     The Audit Committee has met with the Fund's management to discuss, among other things, the Fund's audited financial statements for the fiscal year ended October 31, 2005. The Audit Committee has also met with the Fund's independent registered public accounting firm, PricewaterhouseCoopers LLP ("PwC"), and discussed with them certain matters required by Statement of Auditing Standards No. 61, COMMUNICATIONS WITH AUDIT COMMITTEES, as currently modified or supplemented, including, but not limited to, the scope of the Fund's audit, the Fund's financial statements and the Fund's accounting controls. The Audit Committee has received the written disclosures and the letter from PwC required by the SEC's independence rules delineating relationships between PwC and the Fund and the impact that any such relationships may have on the objectivity and independence of PwC. The Audit Committee has discussed with PwC their independence and has considered whether the provision of services by PwC to the Fund and to CSAM is compatible with maintaining PwC's independence. Based upon these reviews and discussions, the Audit Committee recommended to the Board that the Fund's audited financial statements be included in the Fund's 2005 Annual Report to Shareholders for the fiscal year ended October 31, 2005 and be mailed to shareholders and filed with the SEC.

     The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control. Moreover, the Audit Committee relies on, and makes no independent verification of, the facts presented to it or representations made by management or the independent registered public accounting firm. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

        SUBMITTED BY THE AUDIT COMMITTEE OF THE FUND'S BOARD OF DIRECTORS

                                Enrique R. Arzac
                                James J. Cattano
                                Walter Eberstadt
                                Phillip Goldstein
                                Martin M. Torino

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     At a meeting held on November 17, 2005, the Fund's Audit Committee approved the selection of PwC for the fiscal year ending October 31, 2006. PwC has been the Fund's independent registered public accounting firm since the Fund commenced operations, and has informed the Fund that it has no material direct or indirect financial interest in the Fund. A representative of PwC will be available by telephone at the Meeting and will have the opportunity to make a statement if the representative so desires and will be available to respond to appropriate questions.

     The information in the table below is provided for services rendered to the Fund by PwC for the Fund's fiscal years ended October 31, 2004 and 2005.(1)

                                                                                2004           2005
                                                                                ----           ----
Audit Fees                                                                    $  51,000      $  49,350

Audit-Related Fees(1)                                                         $   4,500      $   3,150

Tax Fees(2)                                                                   $   7,482      $   7,860

All Other Fees                                                                $      --      $      --

Total                                                                         $  62,982      $  60,360

----------
 (1) Services include agreed-upon procedures in connection with the Fund's semi-annual financial statements ($3,000 in 2004 and $3,150 in 2005) and the Fund's third quarter 2004 Form N-Q filing ($1,500).

 (2) Tax services in connection with the Fund's excise tax calculations and review of the Fund's applicable tax returns.

     The Audit Committee is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the Fund and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to CSAM and any service provider to the Fund controlling, controlled by or under common control with CSAM that provided ongoing services to the Fund ("Covered Services Provider") if the engagement relates directly to the operations and financial reporting of the Fund. The Audit Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson's pre-approval of such services, his or her decision(s). The Audit Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee's pre-approval responsibilities to other persons (other than CSAM or the Fund's officers). Pre-approval by the Audit Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, CSAM and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the Fund to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided;
(ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

     The aggregate fees billed by PwC for non-audit services rendered to the fund, CSAM or Covered Service Providers for fiscal years ended October 31, 2004 and October 31, 2005 were $0 and $2,444,000, respectively.

----------
 (1) In 2004, the Fund's fiscal year end was changed from November 30 to October
     31. Accordingly, the information shown for 2004 represents the eleven-month period beginning on December 1, 2003 and ending October 31, 2004.

COMPENSATION

     The following table shows certain compensation information for the directors for the fiscal year ended October 31, 2005. All officers of the Fund are employees of and are compensated by CSAM. None of the Fund's executive officers or directors who are also officers or directors of CSAM received any compensation from the Fund for such period. The Fund has no bonus, profit sharing, pension or retirement plans.

                                                                                  TOTAL COMPENSATION
                                                                                  FROM FUND AND FUND
                                                     AGGREGATE COMPENSATION    COMPLEX PAID TO DIRECTOR
NAME OF DIRECTOR OR NOMINEE                              FROM THE FUND              OR NOMINEE(1)
---------------------------                          ----------------------    ------------------------
NON-INTERESTED NOMINEES FOR DIRECTOR:
Walter Eberstadt                                      $              3,200      $                3,200
Phillip Goldstein                                     $              3,200      $                3,200
Steven N. Rappaport                                                     NA      $               88,971
Martin M. Torino                                      $              9,000      $                9,000

NON-INTERESTED DIRECTORS:
Enrique R. Arzac                                      $              9,500      $               93,000
James J. Cattano                                      $              9,500      $                9,500

----------
 (1) 47 funds comprise the Fund complex. See the "Directors" table for the number of funds each director serves.

           THE FUND'S BOARD OF DIRECTORS, INCLUDING THE NON-INTERESTED DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE
                          FUND'S NOMINEES FOR DIRECTOR.

                             ADDITIONAL INFORMATION

BENEFICIAL OWNERS

     The following table shows (1) certain information concerning persons who may be deemed beneficial owners of 5% or more of the shares of the Fund because they possessed or shared voting or investment power with respect to the shares and (2) the percentage and number of shares of the Fund beneficially owned by all Directors and officers of the Fund as a group:

                                                                                              PERCENT
                                                                       NUMBER OF SHARES         OF
NAME AND ADDRESS                                                      BENEFICIALLY OWNED      SHARES
-----------------------------                                         ------------------     --------
Phillip Goldstein*                                                            726,170.89         8.42%
60 Heritage Drive
Pleasantville, NY 10570

Lazard Freres & Co., LLC**
30 Rockefeller Plaza
New York, NY 10020                                                             1,018,945        11.78%

QVT Financial LP***
527 Madison Avenue, 8th Floor
New York, New York 10022                                                         447,000         5.17%

Directors and Officers                                                        734,744.02         8.51%
as a Group****

----------
*    AS STATED IN FORM 4 FILED WITH THE SEC ON JANUARY 17, 2006.

**   AS STATED IN SCHEDULE 13G/A FILED WITH THE SEC ON FEBRUARY 14, 2005.

***  AS STATED IN SCHEDULE 13G FILED WITH THE SEC ON OCTOBER 24, 2005.

**** BASED ON FORMS 4 FILED WITH THE SEC AS OF JANUARY 18, 2006.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act require the Fund's officers and directors, certain officers and directors of the investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than 10% of the Fund's Shares to file reports of ownership with the SEC and the Fund.

     Based solely upon their review of the copies of such forms and written representations received by it, the Fund believes that, for the fiscal year ended October 31, 2005, all filing requirements applicable to such persons were complied with except for the following:

     A Form 3 was not timely filed to report each of Walter Eberstadt's and Phillip Goldstein's election as a Director of the Fund on March 1, 2005. A Form 3 was filed for each of Mr. Eberstadt and Mr. Goldstein on March 31, 2005 to report this event. In addition, an amended Form 3 was filed on April 4, 2005 for Mr. Eberstadt.

SHAREHOLDER PROPOSALS

     Notice is hereby given that for a shareholder proposal to be considered for inclusion in the Fund's proxy material relating to its 2007 annual meeting of shareholders, the shareholder proposal must be received by the Fund no later than September 21, 2006. The shareholder proposal, including any accompanying supporting statement, may not exceed 500 words. A shareholder desiring to submit a proposal must be a record or beneficial owner of Shares with a market value of at least $2,000 and must have held such Shares for at least one year. Further, the shareholder must continue to hold such Shares through the date on which the meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of shareholders, and a shareholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the 1934 Act. The timely submission of a proposal does not guarantee its inclusion in the Fund's proxy materials.

     Pursuant to the By-laws of the Fund, at any annual meeting of the shareholders, only such business will be conducted as has been properly brought before the annual meeting. To be properly brought before the annual meeting, the business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly brought before the meeting by or at the direction of the Board, or (iii) otherwise properly brought before the meeting by a shareholder.

     For business to be properly brought before the annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Fund. To be timely, any such notice must be delivered to, or mailed (by certified mail being recommended) and received at, The Emerging Markets Telecommunications Fund, Inc. c/o Credit Suisse Asset Management, LLC, 466 Lexington Avenue, 16th Floor, New York, New York 10017 not later than 45 days before the date in the then current year corresponding to the date on which the Fund first mailed its notice and proxy materials for the annual meeting held in the prior year; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the preceding year's annual meeting, notice by such shareholder to be timely must be so received not later than the close of business on the 10th day following the day on which notice or public announcement of the date of such meeting was given or made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a shareholder's notice as described above.

     Any such notice by a shareholder shall set forth as to each matter the shareholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Fund's books, of the shareholder proposing such business,
(iii) the class and number of shares of the capital stock of the

Fund which are beneficially owned by the shareholder, (iv) a representation that the shareholder is a holder of record of shares of the Fund entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present such business, (v) whether the shareholder intends or is part of a group which intends to solicit proxies from other shareholders in support of such business and (vi) any material interest of the shareholder in such business.

     The Fund may exercise discretionary voting authority with respect to any shareholder proposals for the 2007 annual meeting of shareholders not included in the proxy statement and form of proxy that are not submitted to the Fund within the time-frame indicated above. Even if timely notice is received, the Fund may exercise discretionary voting authority in certain other circumstances. Discretionary voting authority is the ability to vote proxies that shareholders have executed and returned to the Fund on matters not specifically reflected on the form of proxy.

   SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE ANNUAL MEETING AND WHO
       WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE
           ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.
             NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

OTHER BUSINESS

     Management knows of no business to be presented at the Meeting, other than the matters set forth in this Proxy Statement, but should any other matter requiring the vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interests of the Fund.

                              THE EMERGING MARKETS
                               TELECOMMUNICATIONS
                                   FUND, INC.

                                FEBRUARY 10, 2006

3918-PS-06

                                   PROXY CARD
               THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
                              466 Lexington Avenue
                                   16th Floor
                            New York, New York 10017

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

I hereby appoint J. Kevin Gao and Karen Regan, severally and each with the power of substitution, as proxies for the undersigned to vote the shares of The Emerging Markets Telecommunications Fund, Inc. (the "Fund") as to which I am entitled to vote, as shown on the reverse side, at the Annual Meeting of Shareholders of the Fund (the "Meeting") to be held on Friday, February 10, 2006, at 4:00 p.m., Eastern time, at the offices of the Fund, 466 Lexington Avenue, 16th Floor, New York, New York 10017, and any adjournments thereof.

                                 [REVERSE SIDE]

/X/   PLEASE MARK VOTES AS IN THIS EXAMPLE

                                                  THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY
                                                    RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED
                                                                     IN PROPOSAL 1.

 THIS PROXY WHEN PROPERLY EXECUTED WILL      1)  Election of the following nominees as Director:
 BE VOTED IN THE MANNER DIRECTED HEREIN          Nominee: (01) Walter Eberstadt (three-year term)
  BY THE UNDERSIGNED SHAREHOLDER. IF NO                   (02) Phillip Goldstein (two-year term)
  DIRECTION IS MADE, THIS PROXY WILL BE                   (03) Steven N. Rappaport (three-year term)
  VOTED AS RECOMMENDED BY THE BOARD OF                    (04) Martin M. Torino (two-year term)
DIRECTORS, IN FAVOR OF THE NOMINEES FOR
  DIRECTOR AND IN THE DISCRETION OF THE          / / FOR the nominees listed above (except as marked to
  PROXIES ON ANY OTHER MATTER THAT MAY               the contrary above)
    PROPERLY COME BEFORE THE MEETING.
                                                 / / WITHHOLD AUTHORITY to vote for the nominees listed above

                                                 (INSTRUCTION: To withhold authority for any individual nominee, strike a line through such individual's name above.)

                        MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT / /


Please sign exactly as name appears at left. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature:                               Date:
           --------------------------          ------------

Signature:                               Date:
           --------------------------          ------------


DETACH CARD